UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 2, 2025
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UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)
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Delaware	1-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Health Drive,			655 New York Avenue NW
Eden Prairie,	Minnesota	55344	Washington,	DC	20001
(Address of principal executive offices)		(Zip Code)	(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (800) 328-5979
N/A
(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	UNH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 2, 2025, the Compensation and Human Resources Committee of the Board of Directors of UnitedHealth Group Incorporated (the “Company”) cancelled the performance-based restricted stock units granted to Andrew Witty, the Company’s former Chief Executive Officer, on February 20, 2025. Mr. Witty agreed to the cancellation in connection with his retirement.

Item 5.07.    Submission of Matters to a Vote of Security Holders.
On June 2, 2025, the Company held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). There were 811,952,044 shares of common stock represented at the Annual Meeting. The shareholders of the Company voted as follows on the following matters at the Annual Meeting:
1.Election of Directors. The nine directors were elected at the Annual Meeting for a one-year term based upon the following votes:

Director Nominee	For	Against	Abstain	Broker Non-Votes
Charles Baker	746,667,016	4,423,146	1,024,926	59,836,956
Timothy Flynn	651,303,141	99,158,799	1,653,148	59,836,956
Paul Garcia	746,536,909	4,570,092	1,008,087	59,836,956
Kristen Gil	746,875,578	4,264,517	974,993	59,836,956
Stephen Hemsley	697,580,145	53,344,000	1,190,943	59,836,956
Michele Hooper	688,497,615	62,277,727	1,339,746	59,836,956
F. William McNabb III	725,279,560	25,647,731	1,187,797	59,836,956
Valerie Montgomery Rice, M.D.	714,336,653	36,834,564	943,871	59,836,956
John Noseworthy, M.D.	644,851,636	105,639,631	1,623,821	59,836,956
2.Non-binding advisory vote on executive compensation. The Company’s executive compensation was approved by a non-binding advisory vote based upon the following votes:

For	Against	Abstain	Broker Non-Votes
451,227,441	299,199,322	1,688,325	59,836,956

3.Ratification of the appointment of Deloitte & Touche LLP. The appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2025 was ratified based upon the following votes:

For	Against	Abstain
762,684,177	48,232,475	1,035,392

4.Shareholder proposal requesting a shareholder vote regarding excessive golden parachutes. The shareholder proposal was not approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
94,676,898	655,943,208	1,494,982	59,836,956

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2025

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ Kuai H. Leong

Kuai H. Leong
Senior Deputy General Counsel and Deputy Corporate Secretary